UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2010 (December 21, 2010)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 21, 2010, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Registrant”), through its wholly owned subsidiaries, Inland Diversified Fort Myers Colonial Square, L.L.C. and Inland Diversified Fort Myers Village Walk, L.L.C. (together, the “borrower”), entered into a loan in an aggregate principal amount equal to approximately $25.0 million from JPMorgan Chase Bank, National Association.  The loan is secured by cross-collateralized first mortgages on the Colonial Square Town Center and the Shops at Village Walk properties, located in Fort Myers, Florida.  We acquired these properties on November 5, 2010, and, as previously disclosed, we still are obligated, subject to certain conditions being satisfied, to make additional payments of the purchase price to the seller as earnout closings.  More specifically, we may be required to pay the seller an aggregate amount equal to approximately $6.6 million (referred to herein as the “rental earnout payments”) based on four tenants taking possession of their respective premises at the properties, opening for business and commencing to pay full rental payments as due under their respective leases (referred to herein as the “lease conditions”) by November 4, 2013.  We also may be obligated to pay to the seller, in an aggregate amount equal to approximately $5.0 million (referred to herein as the “vacancy earnout payments”), if certain vacant spaces are leased by November 4, 2013.

The loan bears interest at a fixed rate equal to 5.50% per annum and matures on January 1, 2018.  The loan requires the borrower to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due.  The loan may be prepaid, in full, but not in part, anytime after February 1, 2013, provided that if the prepayment occurs before the date that is two months prior to the maturity date, the borrower will be required to pay a prepayment premium.  Subject to satisfying certain conditions, as set forth in the loan documents, either individual borrower may prepay a portion of the loan and obtain the release of its property and the release of its related obligations under the loan documents.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default.  If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable.  In the event that an event of a default has occurred and is continuing, the loan will accrue interest at a rate equal to the lesser of the maximum legal interest rate or 10.50% per annum.  The loan is non-recourse to the borrower.

Concurrent with our entry into this loan, the borrower has deposited approximately $6.6 million, representing the aggregate amount of the rental earnout payments, with an escrow agent for the duration of the earnout period.  The escrow agent may disburse these funds to the seller pursuant to authorization from the borrower and the lender.  The authorization will be granted only upon certain conditions being satisfied, such as the lease conditions.  If the escrow agent does not receive this authorization by November 4, 2013, the escrow agent will disburse the amounts to the lender, and lender will hold the amounts as additional security for the loan and may disburse the proceeds to the borrower only pursuant to the terms of the loan documents.

We have guaranteed the obligations or liabilities of borrower to lender for any losses, costs or damages arising out of or in connection with any fraud or intentional misrepresentation of borrower, gross negligence or willful misconduct, material waste of the properties and the breach of any representation or warranty concerning environmental laws, among other things, as well as the full amount of the debt in the event that the borrower fails to comply with certain provisions of the loan documents.  We have separately guaranteed the borrower’s performance of its obligation to pay the seller the vacancy earnout payments as well as the payment of any losses, costs or damages incurred by the lender as a result of the borrower’s failure to timely pay the seller the vacancy earnout payments.

Item 8.01

Other Events.

Acquisition of Lima Marketplace

On December 21, 2010, we, through Inland Diversified Fort Wayne Lima, L.L.C., a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in a 99,734 square foot retail property located in Fort Wayne, Indiana.  We purchased the property from an unaffiliated third party, Ft. Wayne Lima I, LLC, for approximately $15.2 million.  Closing costs did not exceed $75,000.  We funded the purchase price with proceeds from our offering.  However, spaces totaling 6,457 square feet are subject to earnout closings aggregating $3.5 million.  We will not be required to pay the earnouts on these spaces unless the spaces are leased pursuant to the parameters set forth in the purchase agreement within twenty-four months of closing.    The cap rate in place at acquisition for Lima Marketplace is approximately 7.48%.

Lima Marketplace currently is 93.5% leased to eleven tenants.  The property was constructed in 2008, and had occupancy rates of 49.8% and 79.8% as of December 31, 2008 and 2009, respectively.  The average effective annual base rent per square foot was $7.89 and $12.49 in 2008 and 2009, respectively.

Major tenants of the property include Aldi, Office Depot, PetSmart and Dollar Tree.  The property also contains two outlots, which are ground leased to McDonald’s and Arby’s, and is shadow-anchored by a Wal-Mart Supercenter. We do not own the Wal-Mart Supercenter.  The weighted-average remaining lease term for the tenants occupying the property is approximately nine years.  Aldi pays an annual base rent of $214,212 under a lease that expires in April 2025.  Under the terms of its lease, Aldi has five five-year options to renew through April 2050.  Office Depot pays an annual base rent of $287,870 under a lease that expires in April 2019.  Under the terms of its lease, Office Depot has four five-year options to renew through April 2039.  PetSmart pays an annual base rent of $234,917 under a lease that expires in June 2020.  Under the terms of its lease, PetSmart has four five-year options to renew through June 2040.  Dollar Tree pays an annual base rent of $118,750 under a lease that expires in August 2013.  Under the terms of its lease, Dollar Tree has three five-year options to renew through August 2028.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2010 through 2019 at Lima Marketplace, and the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2010	–	–	–	–
2011	–	–	–	–

2012	–	–	–	–
2013	3	16,700	221,510	16%
2014	1	3,200	62,400	4%
2015	–	–	–	–
2016	–	–	–	–
2017	–	–	–	–
2018	–	–	–	–
2019	1	20,936	287,870	21%

We believe that the property is suitable for its intended purpose and adequately covered by insurance. There are two competitive shopping centers located within approximately three miles of the property.  Real estate taxes assessed for the fiscal year ended December 31, 2009 (the most recent tax year for which information is generally available) are approximately $166,000.  The amount of real estate taxes assessed was calculated by multiplying the property’s assessed value by a tax rate of 2.86%.  For federal income tax purposes, the depreciable basis, excluding any future earnout payments, in Lima Marketplace will be approximately $11.1 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

Acquisition of Time Warner Cable Division Headquarters

On December 6, 2010, we, through Inland Diversified East Syracuse Fair Lakes, L.L.C., a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in an approximately 102,924 square foot office building located in East Syracuse, New York and leased to Time Warner Cable, Inc. (“Time Warner Cable”).  We purchased this property from an unaffiliated third party, Pioneer Cable Partners, LLC, for approximately $18.1 million.  Closing costs for this acquisition did not exceed $75,000.  We funded approximately $9.0 million of the purchase price with proceeds from our offering.  Concurrent with closing, we entered into a $9.1 million loan secured by a first mortgage on the property, for the remainder of the purchase price.  This loan bears interest at a fixed rate equal to 5.177% per annum, and matures on November 1, 2020.  We will be required to make monthly payments of interest through January 2016, and monthly payments of principal and interest thereafter, until maturity.  The loan may be prepaid, in full, but not in part, anytime after January 2, 2013, provided that if the prepayment occurs before the date that is three months prior to the maturity date, the borrower will be required to pay a prepayment premium.

The cap rate for the property is approximately 7.73%.

The property is 100% occupied by Time Warner Cable.  According to its public filings, Time Warner Cable is the second-largest cable operator in the U.S., with systems located mainly in five geographic areas — New York State (including New York City), the Carolinas, Ohio, Southern California (including Los Angeles) and Texas — and serving more than 14 million customers. Time Warner Cable pays an annual base rent of approximately $1.4 million under a lease that expires in November 2020.  Under the terms of its lease, Time Warner has two five-year options to renew through November 2030.

The property has been 100% occupied by Time Warner Cable over the past five years, but the average effective annual base rent per square foot has increased from $13.31 in 2005, to $13.89 in 2006 through 2009.  We believe that this property is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are five competitive office buildings located within approximately five miles of this property.

Real estate taxes assessed for the fiscal year ended December 31, 2010 (the most recent tax year for which information is generally available) are approximately $328,000.  The amount of real estate taxes paid was calculated by multiplying the property’s assessed value by a tax rate of 3.28%.  For federal income tax purposes, the depreciable basis in this property will be approximately $17.4 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

Item

9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
10.1

Loan Agreement, dated as of December 21, 2010, by Inland Diversified Fort Myers Colonial Square, L.L.C. and Inland Diversified Fort Myers Village Walk, L.L.C., as borrower, and JPMorgan Chase Bank, National Association, as lender

10.2

Promissory Note, dated December 21, 2010, by Inland Diversified Fort Myers Colonial Square, L.L.C. and Inland Diversified Fort Myers Village Walk, L.L.C. for the benefit of KeyBank National Association

10.3

Escrow Agreement, dated as of December 21, 2010, by and among Inland Diversified Fort Myers Colonial Square, L.L.C., Inland Diversified Fort Myers Village Walk, L.L.C., Chicago Title Insurance Company and JPMorgan Chase Bank, National Association

10.4	Guaranty Agreement Regarding Earnout Payments, dated as of December 21, 2010, by Inland Diversified Real Estate Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.5	Guaranty Agreement, dated as of December 21, 2010, by Inland Diversified Real Estate Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.6

Environmental Indemnity Agreement, dated as of December 21, 2010, by Inland Diversified Fort Myers Colonial Square, L.L.C. and Inland Diversified Fort Myers Village Walk, L.L.C. in favor of JPMorgan Chase Bank, National Association

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2010 and in our Annual Report on Form 10-K for the year ended December 31, 2009.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	December 28, 2010	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Loan Agreement, dated as of December 21, 2010, by Inland Diversified Fort Myers Colonial Square, L.L.C. and Inland Diversified Fort Myers Village Walk, L.L.C., as borrower, and JPMorgan Chase Bank, National Association, as lender

10.2

Promissory Note, dated December 21, 2010, by Inland Diversified Fort Myers Colonial Square, L.L.C. and Inland Diversified Fort Myers Village Walk, L.L.C. for the benefit of KeyBank National Association

10.3

Escrow Agreement, dated as of December 21, 2010, by and among Inland Diversified Fort Myers Colonial Square, L.L.C., Inland Diversified Fort Myers Village Walk, L.L.C., Chicago Title Insurance Company and JPMorgan Chase Bank, National Association

10.4	Guaranty Agreement Regarding Earnout Payments, dated as of December 21, 2010, by Inland Diversified Real Estate Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.5	Guaranty Agreement, dated as of December 21, 2010, by Inland Diversified Real Estate Trust, Inc. for the benefit of JPMorgan Chase Bank, National Association

10.6

Environmental Indemnity Agreement, dated as of December 21, 2010, by Inland Diversified Fort Myers Colonial Square, L.L.C. and Inland Diversified Fort Myers Village Walk, L.L.C. in favor of JPMorgan Chase Bank, National Association